Exhibit 1.2

Up to 3,438,500 Shares

Midstate Bancorp, Inc.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

AGENCY AGREEMENT

[                ], 2014

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10022

Ladies and Gentlemen:

Midstate Bancorp, Inc., a Maryland corporation (the “Company”), and Midstate Community Bank, a Maryland-chartered mutual savings bank (the “Bank”), hereby confirm their agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Agent”) with respect to the offer and sale by the Company of up to 3,438,500 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock to be sold by the Company in the Offerings (as defined below) are hereinafter called the “Securities.”

The Securities are being offered for sale in accordance with the Plan of Conversion (the “Plan”), adopted by the Boards of Directors of the Bank and the Company pursuant to which the Bank intends to convert from the mutual form of organization to the stock form of organization. In connection with the conversion, the Bank organized the Company as a new Maryland stock holding company. The Company will sell shares of common stock to the public in an initial public offering. When the conversion and related stock offering are completed, all of the outstanding common stock of the Bank will be owned by the Company, and all of the outstanding common stock of the Company will be owned by public stockholders.

The Company will sell the Common Stock pursuant to the Plan and in a manner consistent with the regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), the Federal Deposit Insurance Corporation (the “FDIC”) and the Maryland Office of the Commissioner of Financial Regulation (the “Commissioner”) regarding conversions of mutual savings institutions from the mutual to stock form of ownership.

Pursuant to the Plan, the Company will offer to certain depositors of the Bank and to the Bank’s employee stock ownership plan (the “ESOP”) (the ESOP, collectively with the Bank’s other tax-qualified employee benefit plans, the “Employee Plans”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). To the extent Securities are not subscribed for in the Subscription Offering, such Securities may be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given first to persons who are natural persons and trusts of natural persons who are residents of Baltimore County and Baltimore City, Maryland. The Community Offering, which together with the Subscription Offering, as each may be extended or reopened from time to time, are herein referred to as the “Subscription and Community Offering,” may be commenced concurrently with, during or after, the Subscription Offering. It is currently anticipated that any Securities not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated offering (the “Syndicated Offering”). The Subscription and Community Offering and the Syndicated Offering are hereinafter referred to collectively as the “Offerings.” The conversion of the Bank from mutual to stock form, the formation of the Company, the acquisition of the capital stock of the Bank by the Company and the Offerings are hereinafter referred to collectively as the “Conversion.” It is acknowledged that the number of Securities to be sold in the Conversion may be increased or decreased as described in the Prospectus (as hereinafter defined). If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-[ ]), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) including post-effective amendments thereto containing the preliminary and final prospectus for the Syndicated Offering, if any (the “Registration Statement”), and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)) as well as the preliminary prospectus, if any, as defined in Rule 430A under the Securities Act Regulations and the prospectus for the Syndicated Offering, if any, contained in a post-effective amendment to the Registration Statement or a new registration statement), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering or the Syndicated Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

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Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus of the Company to be used in the Subscription and Community Offering and, if necessary, will deliver copies of the Prospectus and a prospectus supplement for use in a Syndicated Offering, if any. Such Prospectus contains information with respect to the Bank, the Company and the Common Stock.

SECTION 1.          Representations and Warranties.

(a)          The Company and the Bank jointly and severally represent and warrant to the Agent as of the date hereof as follows:

(i)          The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company or the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(ii)         At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Securities Act Rule 405. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Securities Act Rule 433(h), the Company met the conditions required by Securities Act Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it is required to be filed under Securities Act Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Securities Act Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Securities Act Rule 433.

(iii)        As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

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1.          “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities.

2.          “Statutory Prospectus”, as of any time, means the Prospectus relating to the Securities that is included in the Registration Statement relating to the Securities immediately prior to that time, including any document incorporated by reference therein.

3.          “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Securities Act Rule 433(h), relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Securities Act Rule 172 or Securities Act Rule 173.

4.          “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5.          “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Securities Act Rule 433, that is made available without restriction pursuant to Securities Act Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(iv)       Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein.

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(v)         The Company has filed with the Federal Reserve Board the Company’s application on Form FR Y-3 for approval of its acquisition of the Bank and the Company has filed with the Commissioner for approval of its acquisition of the Bank (together, the “Holding Company Application”). The Company reasonably believes that the Holding Company Application will receive a non-objection by the Federal Reserve Board and will be approved by the Commissioner on or before [         ], 2014 and at the date of such non-objection or approval and at the Closing Time referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of the Bank Holding Company Act of 1956, as amended (“BHCA”), and the regulations promulgated thereunder (the “FRB Regulations”), and with the regulations of the Commissioner, except as the Federal Reserve Board or the Commissioner has expressly waived such regulations in writing and the Holding Company Application is truthful and accurate in all material respects.

(vi)        The Bank has filed with the FDIC and the Commissioner an application for conversion (the “Conversion Application”), and has filed such amendments thereto and supplementary materials as may have been required to the date hereof. The Offerings and the Plan have been duly adopted by the Boards of Directors of the Company and the Bank and such adoption has not since been rescinded or revoked. The Company reasonably believes that the Conversion Application will be approved by the Commissioner and not objected to by the FDIC on or before [          ], 2014 and at the date of such approval or non-objection and at the Closing Time referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of the regulations of the Commissioner and the FDIC, except as the Commissioner or the FDIC has expressly waived such regulations in writing and the Conversion Application is truthful and accurate in all material respects.

(vii)       At the time of their use, the proxy statement to be distributed to the Depositors of the Bank to vote on the Conversion (the “Depositors’ Proxy Statement”) and any other proxy solicitation materials will comply in all material respects with the applicable regulations of the Commissioner and the FDIC and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Depositors’ Proxy Statement, at or prior to the time of its first use, will have received all required authorizations of the Commissioner and the FDIC for use in final form.

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(viii)     None of the Commission, the Federal Reserve Board, the FDIC or the Commissioner or any “Blue Sky” authority has, by order or otherwise, prevented or suspended the use of the Depositors’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or, to the knowledge of the Company or the Bank, threatened.

(ix)        At the Closing Time referred to in Section 2 hereof, the Company and the Bank will have completed the conditions precedent to the Conversion in accordance with the Plan and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company or the Bank by the Federal Reserve Board, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. The Conversion, the Offerings and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus, other than pursuant to the securities laws of any state in which the Offerings are conducted.

(x)         Feldman Financial Advisors, Inc. (the “Appraiser”), which prepared the valuation of the Common Stock as part of the Conversion, has advised the Company and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FDIC regulations and any interpretations or guidelines issued by the FDIC or its staff with respect thereto, and that it has not been advised by the FDIC that it is not so qualified to prepare such valuation.

(xi)        Rowles & Company, LLP, the accountants who audited the consolidated financial statements of the Bank for the two-year period ended December 31, 2013 and performed the procedures established by the Public Company Accounting Oversight Board (the “PCAOB”) for a review of interim financial information as described in SAS No. 100, Interim Financial Information, as amended, on the unaudited consolidated financial statements of the Bank for the three month periods ended March 31, 2014 and 2013 included in the Registration Statement have advised the Company and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the PCAOB, and such accountants are, with respect to the Company and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations, the FDIC regulations and the regulations of the Commissioner and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

(xii)       The only direct subsidiary of the Company is the Bank; the only subsidiaries of the Bank are SAAM, LLC and SAB, LLC, both of which were established to hold foreclosed real estate (the “Subsidiaries”). Except for the Subsidiaries, neither the Company nor the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the direct subsidiary of the Company will be the Bank.

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(xiii)      The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Bank and the Subsidiaries at the dates indicated and the results of operations, retained earnings, comprehensive income and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations, the FDIC regulations and the regulations of the Commissioner; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xiv)      Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (A) there has been no Material Adverse Effect (as hereinafter defined), whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus and (D) none of the Company, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus.

(xv)       The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the Bank and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

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(xvi)      Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); no shares of Common Stock have been or will be issued and outstanding prior to the Closing Time referred to in Section 2 hereof; at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued, fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities is not subject to preemptive or other similar rights except for subscription rights granted under the Plan consistent with applicable regulations.

(xvii)     The Bank has been duly organized and is validly existing as a Maryland-chartered savings bank in mutual form with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will become a Maryland-chartered commercial bank in stock form. The Company, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Company, the Bank and the Subsidiaries are in all material respects in compliance therewith. Neither the Company nor the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xviii)    The Bank is a member in good standing of the Federal Home Loan Bank of Atlanta; the deposit accounts of the Bank are insured by the FDIC up to the applicable limits and upon consummation of the Conversion, the liquidation accounts for the benefit of eligible account holders and supplemental eligible account holders will be duly established consistent with the requirements of all applicable regulations.

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(xix)       The authorized capital stock of the Company consists of [        ] shares of Common Stock, par value $0.01 per share, and [         ] shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”); no shares of Company Common Stock and no shares of Company Preferred Stock have been or will be issued and outstanding prior to the Closing Time. The authorized capital stock of the Bank in stock form will consist of [        ] shares of common stock, par value $0.01 per share (the “Bank Common Stock”), and [        ] shares of preferred stock, par value $0.01 per share (the “Bank Preferred Stock”), of which no shares are issued and outstanding as of the date hereof. No shares of Company Common Stock or Bank Common Stock, and no shares of Company Preferred Stock or Bank Preferred Stock will be issued prior to the Closing Time referred to in Section 2 hereof. When issued in accordance with the Plan, the Company Common Stock will have been duly authorized and validly issued and will be fully paid and nonassessable and will have been issued in compliance with all federal and state securities laws. The terms and provisions of the Company Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued, fully paid and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights.

(xx)        The Company and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxi)       Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, neither the Company nor the Bank will have (A) except as otherwise set forth herein, issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts as indicated in the Prospectus, or (B) entered into any transaction or series of transactions which is material in light of the business of the Company and the Bank.

(xxii)      No approval of any regulatory or supervisory or other public authority is required of the Company or the Bank in connection with the execution and delivery of this Agreement, the issuance of the Securities or the consummation of the Conversion that has not been obtained and a copy of which has been delivered to the Agent, except as may be required under the securities laws of various jurisdictions.

(xxiii)     None of the Company, the Bank or the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the Bank or the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Bank or the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Bank or the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

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(xxiv)    The Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Company and the Bank, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or the Bank is a party or by which it or they may be bound, or to which any of the property or assets of the Company or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxv)     No labor dispute with the employees of the Company or the Bank exists or, to the knowledge of the Company or the Bank, is imminent or threatened; and the Company and the Bank have no knowledge of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might reasonably be expected to result in any Material Adverse Effect.

(xxvi)    Each of the Company, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Bank and the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the Bank or the Subsidiaries under which the Company, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements of the Company, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

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(xxvii)      None of the Company, the Bank or the Subsidiaries is in violation of any order or directive from the Federal Reserve Board, the FDIC, the Commission, the Commissioner or any regulatory authority to make any material change in the method of conducting its respective business; the Company, the Bank and the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all applicable regulations, decisions, directives and orders of the Federal Reserve Board, the Commissioner and the FDIC). None of the Company, the Bank or the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the Bank or the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and, except as disclosed in the Prospectus, there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Bank or the Subsidiaries that, in the reasonable judgment of the Company or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Conversion or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the Bank or the Subsidiaries.

(xxviii)    There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Bank, threatened, against or affecting the Company, the Bank or the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might reasonably be expected to result in any Material Adverse Effect or that might reasonably be expected to materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the Bank or the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no material contracts or documents of the Company, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxix)      The Company and the Bank have obtained an opinion of its counsel, Ober, Kaler, Grimes & Shriver, P.C., with respect to the legality of the Securities to be issued and the federal income tax consequences and Maryland tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company nor the Bank has taken or will take any action inconsistent therewith.

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(xxx)        The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxi)        All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the Bank included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxii)       To the knowledge of the Company and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 10.0% of the Common Stock that will be sold in the Offerings, none of the Company, the Bank or their employees has made any payment of funds of the Company or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxiii)      Each of the Company, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxiv)     The Company, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company or the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

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(xxxv)      None of the Company, the Bank or the Subsidiaries or any properties owned or operated by the Company, the Bank or the Subsidiaries is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company or the Bank, threatened, relating to the liability of any property owned or operated by the Company, the Bank or the Subsidiaries, under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxvi)     The Company, the Bank and the Subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority which, individually or in the aggregate, would reasonably be likely to result in a Material Adverse Effect. The Company and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company or the Bank which, individually or in the aggregate, would reasonably be likely to result in a Material Adverse Effect.

(xxxvii)    The Company and the Bank will have received all approvals required to consummate the Conversion as of the Closing Time.

(xxxviii)    At or prior to the Closing Time, the Company will have filed a Form 8-A for the Securities to be registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).

(xxxix)      There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of the FINRA and any of the Company’s or the Bank’s officers or directors.

(xl)           The Company, the Bank and the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as are adequate for the conduct of their respective businesses and the value for their respective properties as is customary for companies engaged in similar industries.

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(xli)          The Company and the Bank have not relied on the Agent or its counsel for any legal, tax or accounting advice in connection with the Conversion.

(xlii)         The records of eligible account holders, supplemental eligible account holders and other depositors are accurate and complete in all material respects.

(xliii)        The Company, the Bank and the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Bank or the Subsidiaries, respectively, would have any liability; none of the Company, the Bank and the Subsidiaries have incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Bank and any Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xliv)       The Subsidiaries have been duly organized and are validly existing in good standing under the laws of the State of Maryland, have full power and authority to own, lease and operate their properties and to conduct their business as described in the Prospectus, and are duly qualified to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of the Subsidiaries are permitted to subsidiaries of a Maryland-chartered mutual savings bank or stock commercial bank and a Maryland-chartered holding company by the rules and regulations of the Federal Reserve Board or the applicable regulations of the Commissioner and the FDIC; all of the issued and outstanding capital stock or ownership interests of the Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Bank directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiaries.

(b)          Any certificate signed by any officer of the Company or the Bank and delivered to either of the Agent or counsel for the Agent shall be deemed a representation and warranty by the Company or the Bank to the Agent as to the matters covered thereby.

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SECTION 2.   Appointment of Agent; Sale and Delivery of the Securities; Closing. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints Sandler O’Neill (i) as its exclusive marketing agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for the Securities, in the Subscription Offering and the Community Offering, and (ii) as sole book-running manager in connection with the solicitation of purchase orders for the Securities in the Syndicated Offering, if applicable. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Sandler O’Neill accepts its appointment and agrees to use its best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement; provided, however, that the Agent shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders.

The services to be rendered pursuant to this appointment include the following: (i) consulting as to the financial and securities marketing implications of any aspect of the Plan; (ii) reviewing with the Board of Directors the financial impact of the Offerings on the Company, based on the Appraiser’s appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents is the sole responsibility of the Company and the Bank and their counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings; (v) assisting Bank and Company management in scheduling and preparing for meetings with potential investors and other broker-dealers in connection with the Offerings, including assistance in preparing presentation materials for such meetings; and (vi) providing such other general advice and assistance as may be reasonably necessary to promote the successful completion of the Offerings.

The appointment of the Agent hereunder shall terminate upon the earlier to occur of (a) forty-five (45) days after the last day of the Subscription and Community Offering, unless the Company and the Agent agree in writing to extend such period and the FDIC and the Commissioner agree to extend the period of time in which the Securities may be sold, or (b) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (c) the completion of the Syndicated Offering, as applicable.

If any of the Securities remain available after the expiration of the Subscription and Community Offering, at the request of the Company and the Bank, the Agent will seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Securities on a best efforts basis in a Syndicated Offering, subject to the terms and conditions set forth in a master selling agreement (the “Selected Dealers’ Agreement”), substantially in the form set forth in Exhibit A to this Agreement. Sandler O’Neill will serve as sole book-running manager of the Syndicated Offering. The Agent will endeavor to distribute the Securities among the Selected Dealers in a fashion that best meets the distribution objectives of the Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers. It is understood that in no event shall the Agent be obligated to take or purchase any Securities in the Offerings.

In the event the Company is unable to sell at least the total minimum of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund promptly to any persons who have subscribed for any of the Securities the full amount that it may have received from them, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agent as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for promptly placing the funds received from subscriptions for Securities or other offers to purchase Securities in the Subscription and Community Offering in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made by the Company prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold.

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If at least the total minimum of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the offices of Silver, Freedman, Taff & Tiernan LLP, at 10:00 a.m., Eastern Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates for Securities purchased through Selected Dealers shall be made available to the Agent for inspection at least 24 hours prior to the Closing Time at such office as the Agent shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Securities.

In addition to the reimbursement of the expenses specified in Section 4 hereof:

Sandler O’Neill will receive, (a) as compensation for its marketing agent services hereunder; (i) 1.1% of the aggregate purchase price of the Securities sold in the Subscription Offering; (ii) 2.0% of the aggregate purchase price of the Securities sold in the Community Offering to certain investors identified by the Company in writing prior to commencement of the Community Offering; (iii) 3.0% of the aggregate purchase price of the Securities sold in the Community Offering to all other investors, excluding in each of (ii) and (iii) above shares purchased by or on behalf of (A) any employee benefit plan or trust of the Company or the Bank established for the benefit of their respective directors, officers and employees, (B) any charitable foundation established by the Company or the Bank (or any shares contributed to such a charitable foundation), and (C) any director, officer or employee of the Company or the Bank or members of their immediate families (which term shall mean parents, grandparents, spouse, siblings, children and grandchildren) whether directly or through a personal trust ((A), (B) and (C) collectively, “Insider Purchases”) and (b) a selling concession of 5.50% of the aggregate purchase price of all Securities sold in the Syndicated Offering.

If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Conversion is terminated by the Company, no fee shall be payable by the Company to the Agent; provided, however, that the Company or the Bank shall reimburse the Agent for all of its reasonable documented out-of-pocket expenses up to $90,000 incurred prior to termination, including the reasonable fees and disbursements of counsel for the Agent in accordance with the provisions of Section 4 hereof and provided further that if the Conversion is completed, the Company shall reimburse the Agent for all of its reasonable documented out-of-pocket expenses up to $90,000. In addition, the Company shall be obligated to pay the fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination.

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All fees payable to the Agent hereunder shall be payable in immediately available funds at Closing Time, or upon the termination of this Agreement, as the case may be.

SECTION 3.    Covenants of the Company and the Bank. The Company and the Bank jointly and severally covenant with the Agent as follows:

(a)          The Company and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Conversion Application, the Holding Company Application and the Depositors’ Proxy Statement as may hereafter be required by the Commission, the FDIC or the Commissioner or as may hereafter be reasonably requested by the Agent pursuant to Section 3(f) hereof. Following completion of the Subscription and Community Offering, in the event of a Syndicated Offering, the Company and the Bank will (i) promptly prepare and file with the Commission a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information with respect to the proposed plan of distribution, including the Syndicated Offering, if any, and any revised pricing information or (ii) if no such post-effective amendment is required, will file with the Commission a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Securities Act Rule 424 of the Securities Act Regulations, in either case in a form reasonably acceptable to the Agent. The Company and the Bank will notify the Agent immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Conversion Application or Holding Company Application, (ii) of the receipt of any comments from the FDIC, the Commissioner or the Commission with respect to the transactions contemplated by this Agreement or the Plan, (iii) of any request by the Commission, the Federal Reserve Board, the FDIC or the Commissioner for any amendment to the Registration Statement, the Conversion Application or Holding Company Application or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Federal Reserve Board or the Commissioner of any order suspending its approval or non-objection of the Holding Company Application or the initiation of any proceedings for that purpose, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

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(b)           The Company represents and agrees that, unless it obtains the prior consent of the Agent and the Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Securities Act Rule 433, or that would constitute a “free writing prospectus,” as defined in Securities Act Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Securities Act Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Securities Act Rule 172 or 173.

(c)           The Company and the Bank will give the Agent notice of their intention to file or prepare any amendment to the Conversion Application, the Holding Company Application or Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Syndicated Offering of the Securities that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent may object.

(d)           The Company and the Bank will deliver to the Agent as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

(e)           During the period when the Prospectus is required to be delivered, the Company and the Bank will comply, at their own expense, with all requirements imposed upon them by the Federal Reserve Board, the applicable FRB Regulations, the FDIC, the Commissioner, the Securities Act, the Securities Act Regulations, the Exchange Act and the rules and regulations of the Commission so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f)            If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Agent, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company and the Bank will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company and the Bank will each furnish such information with respect to itself as the Agent may from time to time reasonably request.

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(g)           The Company and the Bank will take all necessary action, in cooperation with the Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FDIC and the Commissioner may require and as the Agent and the Company have agreed; provided, however, that neither the Company nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h)           The Company authorizes the Agent and any Selected Dealer to act as Agent of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky” laws of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

(i)            The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(j)            During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to its stockholders as soon as reasonably practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity, comprehensive income and cash flows, certified by independent public accountants) and, as soon as reasonably practicable after the end of each quarter of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), make publicly available condensed consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail.

(k)           During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agent (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Agent.

(l)            The Company and the Bank will conduct the Conversion in all material respects in accordance with the Plan, applicable FRB Regulations, FDIC, Commission and Commissioner regulations, and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the or the Bank by the Federal Reserve Board, the FDIC, the Commissioner and the Commission.

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(m)          The Company and the Bank will comply, at their own expense, with all requirements imposed by or regulations of the Commission, the Federal Reserve Board, the FDIC, the Commissioner and any stock market or exchange on which the Securities may be listed or traded.

(n)           The Company will promptly inform the Agent upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(o)           Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(p)           The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(q)           The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Stock Market or quotation on the OTC Bulletin Board and, once listed or quoted, the Company will comply with all applicable corporate governance standards required by the Nasdaq Stock Market or the OTC Bulletin Board. If the Securities are listed on the Nasdaq Stock Market, the Company will file with the Nasdaq Stock Market all documents and notices required by the Nasdaq Stock Market.

(r)            The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rule 5130.

(s)           Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Agent, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities for a period of 180 days following the Closing Time.

(t)            During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Closing Time, neither the Company nor the Bank shall, without the prior written consent of the Agent, take or permit to be taken any action that could result in the Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 10.0% of the Common Stock that will be sold in the Offerings.

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(u)           The Company and the Bank will comply with the conditions imposed by or agreed to with the Federal Reserve Board and the Commissioner in connection with its approval or non-objection of the Holding Company Application and by the FDIC and the Commissioner in connection with its approval of the Conversion Application.

(v)           The Company shall not deliver the Securities until the Company and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agent.

(w)           The Company or the Bank will furnish to the Agent as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Bank, which have been read by Rowles & Company, LLP, as stated in their letters to be furnished pursuant to subsections (f) and (h) of Section 5 hereof.

(x)           During the period in which the Prospectus is required to be delivered, each of the Company and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the Federal Reserve Board, the Commissioner, the FDIC and any applicable stock market or exchange on which an application for listing or quotation of the Securities has been filed.

(y)           Neither the Company nor the Bank will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Agent.

(z)            The Company and the Bank will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(aa)          The Company and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agent specified in Section 5 hereof.

(bb)         The Company and the Bank will provide the Agent with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(cc)          The Company and the Bank will notify the Agent when funds have been received for the minimum number of Securities set forth in the Prospectus.

(dd)         The Company and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable regulations of the FDIC and the Commissioner and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company or the Bank by the Commission, the FDIC, the Commissioner or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, applicable regulations of the FDIC and the Commissioner and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company and the Bank by the Commission, the Federal Reserve Board, the FDIC, the Commissioner or any other regulatory or Blue Sky authority.

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SECTION 4.   Payment of Expenses. The Company and the Bank jointly and severally agree to pay certain expenses incident to the performance of the Agent’s obligations under this Agreement, regardless of whether the Conversion is consummated, including (i) the filing fees paid or incurred by the Agent in connection with all filings with the FINRA, and (ii) all reasonable documented out-of-pocket expenses up to $90,000 incurred by the Agent relating to the Offerings, including without limitation, fees and expenses of the Agent’s counsel, advertising, promotional, syndication and travel expenses. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

The Company and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including without limitation, (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Securities in the various states, (iv) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq Stock Market or having the Securities quoted on the OTC Bulletin Board, (v) all fees and disbursements of the Company’s counsel, accountants and other advisors, and (vi) the establishment and operational expenses for the Stock Information Center (e.g. postage, telephones, supplies, etc.). In the event the Agent incurs any such fees and expenses on behalf of the Company or the Bank, the Bank will reimburse the Agent for such fees and expenses whether or not the Conversion is consummated; provided, however, that the Agent shall not incur any substantial expenses on behalf of the Company or the Bank pursuant to this Section 4 without the prior approval of the Bank.

SECTION 5.    Conditions of Agent’s Obligations. The Company, the Bank and the Agent agree that the issuance and the sale of Securities and all obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Bank herein contained as of the date hereof and the Closing Time, the accuracy of the statements of officers and directors of the Company and the Bank made pursuant to the provisions hereof, the performance by the Company and the Bank of their obligations hereunder, and to the following further conditions:

(a)          No stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, shall have been issued under the Securities Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, no order suspending the Offerings or authorization for final use of the Prospectus, including any prospectus included in a post-effective amendment to the Registration Statement, shall have been issued or proceedings therefor initiated or threatened by the Commission, the Federal Reserve Board, the FDIC or the Commissioner and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

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(b)          At Closing Time, the Agent shall have received:

(1)         The favorable opinion, dated as of Closing Time, of Ober, Kaler, Grimes & Shriver, P.C., counsel for the Company and the Bank, in form and substance satisfactory to counsel for the Agent as attached hereto as Exhibit B.

(2)         The favorable opinion, dated as of Closing Time, of Silver, Freedman, Taff & Tiernan LLP, counsel for the Agent, as to such matters as the Agent shall reasonably require.

(3)         In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Ober, Kaler, Grimes & Shriver, P.C. and Silver, Freedman, Taff & Tiernan LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules, notes to financial statements, stock valuation information and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Closing Time, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Ober, Kaler, Grimes & Shriver, P.C. and Silver, Freedman, Taff & Tiernan LLP may rely as to matters of fact on certificates of officers and directors of the Company and the Bank and certificates of public officials. Silver, Freedman, Taff & Tiernan LLP may also rely on the opinion of Ober, Kaler, Grimes & Shriver, P.C.

(c)          At Closing Time referred to in Section 2 hereof, the Company and the Bank shall have complied in all material respects with the conditions precedent to the Conversion in accordance with the Plan, the applicable regulations of the FDIC and the Commissioner and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company or the Bank by the FDIC, the Commissioner or any other regulatory authority other than those which the FDIC or the Commissioner permits to be completed after the Conversion.

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(d)          At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, and the Agent shall have received a certificate of the Chief Executive Officer and President of the Company and of the Bank and the Chief Financial Officer of the Company and of the Bank, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) there shall have been no material transaction entered into by the Company or the Bank from the latest date as of which the financial condition of the Company or the Bank, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice, (iii) neither the Company nor the Bank shall have received from the Federal Resesrve Board, the FDIC or the Commissioner any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied in all material respects (which order or direction, if any, shall have been disclosed in writing to the Agent) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company or the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) each of the Company and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the Federal Reserve Board’s and the Commissioner’s approval or non-objection of the Holding Company Application or the FDIC’s or the Commissioner’s approval of the Conversion Application, or the transactions contemplated thereby, has been issued and no proceedings for that purpose have been initiated or threatened and no person has sought to obtain regulatory or judicial review of the action of the FDIC or the Commissioner in approving the Plan in accordance or consistent with the regulations of the FDIC or the Commissioner, as applicable, nor has any person sought to obtain regulatory or judicial review of the action of the Federal Reserve Board or the Commissioner in approving the Holding Company Application.

(e)          At the Closing Time, the Agent shall have received a certificate of the Chief Executive Officer and President of the Company and the Bank and the Chief Financial Officer of the Company and the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

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(f)          As of the date hereof, the Agent shall have received from Rowles & Company, LLP a letter dated such date, in form and substance satisfactory to the Agent, to the effect that: (i) they are independent public accountants with respect to the Company and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the regulations of the FDIC and the Commissioner, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Agent and Rowles & Company, LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Bank included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the regulations of the FDIC and the Commissioner or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Financial and Other Data” [or under “Recent Developments”] in the Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Bank or any decrease in consolidated total assets, the allowance for loan losses, total deposits or stockholders’ equity of the Bank, in each case as compared with the amounts shown in the December 31, 2013 consolidated balance sheets included in the Registration Statement or, (D) during the period from March 31, 2014 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Bank, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and the Bank identified in such letter.

(g)          At Closing Time, the Agent shall have received from Rowles & Company, LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Time.

(h)          At Closing Time, the Securities shall have been approved for listing on the Nasdaq Stock Market upon notice of issuance, if an application for listing has been filed by the Company, or otherwise approved for quotation on the OTC Bulletin Board.

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(i)          At Closing Time, the Agent shall have received a letter from the Appraiser, dated as of the Closing Time, confirming its Appraisal.

(j)          At Closing Time, counsel for the Agent shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(k)          At any time prior to Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, Maryland or New York authorities.

SECTION 6.    Indemnification.

(a)          The Company and the Bank, jointly and severally, agree to indemnify and hold harmless the Agent, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i)          from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, related to or arising out of the Conversion or any action taken by the Agent where acting as agent of the Company or the Bank or otherwise as described in Section 2 hereof;

(ii)              from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto (including any post-effective amendment) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Depositors’ Proxy Statement, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

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(iii)        from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company or the Bank, which consent shall not be unreasonably withheld; and

(iv)        from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the written information with respect to the Agent furnished to the Company by the agent or its counsel for use in the Prospectus (the “Agent Information”), or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Agent. To the extent required by law, the indemnification provided for in this paragraph (a) shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b)          The Agent agrees to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with the Agent Information.

(c)          Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

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(d)          The Company and the Bank also agree that the Agent shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company and its security holders or to the Bank’s or the Company’s creditors relating to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from such Agent’s bad faith, willful misconduct or gross negligence.

(e)          In addition to, and without limiting the provisions of Section (6)(a)(iv) hereof, in the event that the Agent, any person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the Bank, the Agent or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Agent or such person or agent is not named as a defendant, the Company and the Bank jointly and severally agree to reimburse the Agent and its partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agent and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7.   Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Bank and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Bank and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company and the Bank on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the Company and the Bank on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Agent, and each director of the Company and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement.

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SECTION 8.   Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities.

SECTION 9.   Termination of Agreement

(a)          The Agent may terminate this Agreement, by notice to the Company or the Bank, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, is so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, (iii) if trading generally on the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, Maryland or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company or the Bank or the prospective market for the Company’s Securities as in the Agent’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Agent’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to December 31, 2014.

(b)          If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10.   Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to Sandler O’Neill & Partners, L.P.: 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, attention of General Counsel; with a copy to Martin L. Meyrowitz, P.C. at Silver, Freedman, Taff & Tiernan LLP, 3299 K Street N.W., Suite 100, Washington, D.C. 20007; notices to the Company and the Bank shall be directed to any of them at 6810 York Road, Baltimore, Maryland 21212, attention of N. Alan Anthony, President and Chief Executive Officer, with a copy to Frank C. Bonaventure, Esquire at Ober, Kaler, Grimes & Shriver, P.C. at 100 Light Street, Baltimore, Maryland 21202.

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SECTION 11.  Parties. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal Agent, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal Agent, and for the benefit of no other person, firm or corporation.

SECTION 12.  Entire Agreement; Amendment. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated January 3, 2014, by and between Sandler O’Neill and the Bank, relating to Sandler O’Neill providing records management services in connection with the Conversion. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13.  Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern Time.

SECTION 14.  Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15.  Headings. Section headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent on the one hand, and the Company and the Bank on the other in accordance with its terms.

Very truly yours,

MIDSTATE BANCORP, INC.
(a Maryland corporation)

By:
N. Alan Anthony
President and Chief Executive Officer

MIDSTATE COMMUNITY BANK

By:
N. Alan Anthony
President and Chief Executive Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

Sandler O’Neill & Partners, L.P.
By: Sandler O’Neill & Partners Corp., the sole general partner

By:
Name:	Jennifer Docherty
Title:	Authorized Signatory

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Exhibit A

MASTER SELLING AGREEMENT

_______________, 20__

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

In connection with offerings of securities after the date hereof for which Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or “you”) is acting as manager of a syndicate or is otherwise responsible for the distribution of securities by means of an offering of securities for sale to selected dealers (“Selected Dealers”), we may be offered the right to purchase as principal a portion of the securities being distributed; the offering of Securities is hereinafter called the “Offering.” This will confirm our mutual agreement as to the general terms and conditions applicable to our participation in any such selected dealer group organized by Sandler O’Neill as follows:

1.   Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any offering of securities (“Securities”) wherein Sandler O’Neill (acting for its own account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to Selected Dealers and has expressly informed us that such terms and conditions shall be applicable. In the case of any Offering in which you are acting for the account of any underwriting or similar group or syndicate (“Underwriters”), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering in which you are acting with others as representative of the Underwriters. The term “preliminary prospectus” means any preliminary prospectus, together with any preliminary prospectus supplement, relating to an Offering of Securities; the term “Prospectus” means the prospectus, together with the final prospectus supplement, if any, relating to the Offering of Securities.

2.   Conditions of Offering; Acceptance and Purchases. The Offering will be subject to delivery of the Securities and their acceptance by you and any other Underwriters, may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and may be made on the basis of reservation of Securities or an allotment against subscription. You will advise us by telegram, telex, facsimile or other form of written communication (“Written Communication,” which term may include a prospectus) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in Section 3(b) hereof) of any Offering in which we are invited to participate and the applicability of the general terms of this Agreement. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications to us with respect to any Offering should be sent to Sandler O’Neill & Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020 Attention: Syndicate Department. We reserve the right in our discretion to reject any acceptance in whole or in part, and to allot.

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Payment for Securities purchased by us shall be made at the offices of Sandler O’Neill, 1251 Avenue of Americas, 6th Floor, New York, New York 10020, at the Offering Price (as hereinafter defined), or, if you shall advise us, at such price less the Concession to dealers (as hereinafter defined) or at the price set forth or indicated in a Written Communication, on such date as you shall determine, on one day’s prior notice to us, payable in New York Clearing House funds against delivery of the Securities. If Securities are purchased and paid for at such Offering Price, such Concession will be paid after the termination of the provisions of Section 3(b) hereof with respect to such Securities. Notwithstanding the foregoing, unless we give you written instructions otherwise, if transactions in the Securities may be settled through the facilities of The Depository Trust Company, payment for and delivery of Securities purchased by us will be made through such facilities if we are a member, or, if we are not a member, settlement may be made through our correspondent who is a member in same day funds pursuant to instructions which we will send to you prior to such specified date.

3.    Representations, Warranties and Agreements.

(a)  Use of Prospectus or Offering Circular. You shall provide us with such number of copies of each preliminary prospectus, the Prospectus and any supplement thereto relating to each Offering as we may reasonably request for the purposes contemplated by the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the Securities and Exchange Commission thereunder. We represent and warrant that we are familiar with Rule 15c2-8 under the Exchange Act relating to the distribution of preliminary and final prospectuses and agree that we will comply therewith. With respect to Securities for which no Registration Statement is filed with the Securities and Exchange Commission (the “Commission”), you will furnish to us, to the extent made available to you by the issuer, copies of any private placement memorandum, offering circular or other offering materials to be used in connection with the offering of the Securities and of each amendment thereto (the "Offering Circular"). We agree to keep an accurate record of our distribution (including dates, number of copies and persons to whom sent) of any preliminary prospectus (or any amendment or supplement to any thereof), and, promptly upon request by you, to bring all subsequent changes to the attention of anyone to whom such material shall have been furnished. We agree that in purchasing Securities in the Offering we will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus or Offering Circular, as applicable, delivered to us by you. We will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or Offering Circular or by any Underwriters to give any information or to make any representation not contained in the Prospectus or Offering Circular in connection with the sale of the Securities.

(b)  Offer and Sale. With respect to any Offering of Securities, you will inform us by a Written Communication of the offering price, the selling concession, the reallowance (if any) to dealers and the time when we may commence selling Securities. After such offering has commenced, you may change the offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to the Offering are hereinafter referred to, respectively, as the “Offering Price,” the “Concession” and the “Reallowance.” With respect to the Offering, until the provisions of this Section 3(b) shall be terminated pursuant to Section 4 hereof, we agree to offer Securities only at the Offering Price, except that if a Reallowance is in effect, a reallowance from the Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740(c) of the Conduct Rules of the Financial Industry Regulatory Authority (the “FINRA”) and who are either members in good standing of the FINRA or foreign banks, dealers or institutions not eligible for membership in the FINRA who represent to us that they will promptly reoffer such Securities at the Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

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(c)  Over-allotment; Stabilization; Unsold Allotments. You may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities, any other securities of the issuer of the Securities of the same class and series and any other securities of such issuer that you may designate for long or short account and to stabilize or maintain the market price of the Securities. We agree to advise you at any time and from time to time upon your request, prior to the termination of the provisions of Section 3(b) hereof, of the amount of Securities purchased by us pursuant to the Offering which then remain unsold by us, and we will, upon your request at any such time, sell to you for your account or the account of one or more of the Underwriters, such amount of such unsold Securities as you may designate, at the Offering Price less an amount to be determined by you not in excess of the Concession. In the event that prior to the later of (a) the termination of the provisions of Section 3(b) hereof with respect to any Offering, or (b) the covering by you of any short position created by you in connection with such Offering for your account or the account of one or more Underwriters, you purchase or contract to purchase for your account or the account of one or more Underwriters, in the open market or otherwise, any Securities theretofore delivered to us, you reserve the right to withhold the above-mentioned Concession on such Securities if sold to us at the Offering Price, or if such Concession has been allowed to us through our purchase at a net price, we agree to repay such Concession upon your demand, plus, in each case, any taxes on redelivery, commissions, dealer’s mark-up, accrued interest and dividends, if any, paid in connection with such purchase or contract to purchase.

(d)   Open Market Transaction. Until such time as the terms of this Agreement shall no longer apply to an Offering or until you notify us that we are released from this restriction, we agree not to deal, trade, bid for, purchase, attempt to purchase, or sell, directly or indirectly, any Securities, any other securities of the issuer of the Securities of the same class and series or any other securities of such issuer as you may designate, except as brokers pursuant to unsolicited orders and as otherwise provided in this Agreement. If the Securities are common stock or securities convertible into common stock, we agree not to effect, or attempt to induce others to effect, directly or indirectly, any transactions in or relating to put or call options on any stock of such issuer or warrants to purchase such stock, except to the extent permitted by Regulation M upon its effectiveness under the Exchange Act as interpreted by the Commission.

(e)   FINRA. We represent and warrant that we are actually engaged in the investment banking or securities business and we are either a member in good standing of the FINRA or, if not such a member, a foreign bank, dealer or institution not eligible for membership in the FINRA. If we are such a member, we agree that in making sales of the Securities we will comply with all applicable rules of the FINRA, including, without limitation, Rule 2740 and 2790 of the FINRA’s Conduct Rules. If we are such a foreign bank, dealer or institution, we agree not to offer or sell any Securities in the United States, its territories or its possessions or to persons who are citizens thereof or residents therein except through you and in making sales of Securities outside the United States we agree to comply as though we were a member with Rules 2730, 2740, 2750 and 2790 of the FINRA’s Conduct Rules and to comply with Rule 2420 as it applies to nonmember brokers or dealers in a foreign country. We further represent, by our participation in the Offering, that we have provided to you all documents and other information required to be filed with respect to us, any related person or any person associated with us or any such related person pursuant to the supplementary requirements of the FINRA’s interpretation with respect to review of corporate financing as such requirements relate to the Offering.

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(f)    Relationship Among Underwriters and Selected Dealers. You may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, with your consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Offering Price less all or any part of the Concession. We are not authorized to act as Agent for you, any Underwriter or the issuer or other seller or any guarantor of any Securities in offering Securities to the public or otherwise. Nothing contained herein or in any Written Communication from you shall constitute the Selected Dealers an association or partners with you or any Underwriter or with one another. We shall not be under any obligation to you except for obligations expressly assumed hereby or in any Written Communication from you in connection with the Offering.

(g)   Blue Sky Laws. Upon application to you, you shall inform us as to the jurisdictions in which you believe the Securities have been qualified for sale or are exempt under the securities or “blue sky” laws of such jurisdictions. We understand and agree that compliance with the securities or “blue sky” laws in each jurisdiction in which we shall offer or sell any of the Securities shall be our sole responsibility and that you assume no responsibility or obligation as to the eligibility of the Securities for sale or our right to sell the Securities in any jurisdiction.

(h)   Compliance with Law. We agree that in selling Securities pursuant to the Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) we will comply with all applicable laws, rules and regulations, including the applicable provisions of the Securities Act and the Exchange Act, the applicable rules and regulations of the Commission thereunder, the applicable rules and regulations of the FINRA and the applicable rules and regulations of any securities exchange having jurisdiction over the Offering. You shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to any Offering. Neither you nor any Underwriter shall be under any liability to us, except for lack of good faith and for obligations expressly assumed by you in this Agreement; provided, however, that nothing in this sentence shall be deemed to relieve you from any liability imposed by the Securities Act.

4.     Termination; Supplements and Amendments. This Agreement may be terminated by either party hereto upon five business days’ written notice to the other party; provided, however, that with respect to any Offering for which a Written Communication was sent and accepted prior to such notice, this Agreement, as it applies to such Offering and all previous offerings, shall terminate in accordance with the last sentence of this Section. This Agreement may be supplemented or amended by you by written notice thereof to us, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to “this Agreement” herein shall, as appropriate, be to this Agreement as so amended or supplemented. The terms and conditions set forth in Section 3(b) and (d) with regard to any Offering will terminate at the close of business on the thirtieth day after the effective date of the registration statement pursuant to which such Offering is made, but in your discretion such terms and conditions upon notice to us, may be extended by you for a further period not exceeding thirty days and, whether or not extended, may be terminated by you at any time.

5.     Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in Sections 1 and 3(h) hereof, and the respective successors and assigns of each of them.

6.     Governing Law. This Agreement and the terms and conditions set forth herein, together with the supplementary terms and conditions with respect to the Offering as may be contained in any Written Communication from you to us in connection therewith, shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its conflicts of laws principles.

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7.    Certain Tax Matters. If the Selected Dealers, among themselves or with the Underwriters, are deemed to constitute a partnership for Federal income tax purposes, then we elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and agree not to take any position inconsistent with that election. You are hereby authorized, in your discretion, to execute and file on our behalf such evidence of this election as may be required by the Internal Revenue Service. In connection with the Offering, we shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against us alone or against one or more Selected Dealers participating in such Offering, or against you or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, our proportionate amount of any expense incurred in defending against any such tax, claim demand or liability.

By signing this Agreement we confirm that our subscription to, or our acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented or amended pursuant to Section 4), together with and subject to any supplementary terms and conditions contained in any Written Communication from you in connection with such Offering, all of which shall constitute a binding agreement between us and you, individually or as representative of any Underwriters, (ii) confirmation that our representations and warranties set forth in Section 3 hereof are true and correct at that time, (iii) confirmation that our agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by us to the extent and at the times required thereby and (iv) acknowledgment that we have requested and received from you sufficient copies of the final prospectus with respect to such Offering in order to comply with our undertakings in Section 3(a) hereof.

Very truly yours,

(Name of Firm)

By:

Print Name
Title

Confirmed as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.

BY:	SANDLER O’NEILL & PARTNERS CORP., THE SOLE GENERAL PARTNER

[Name]
[Title]

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Exhibit B

Form of Opinion of Ober, Kaler, Grimes & Shriver, P.C.

At the Closing Date, Agent shall have received:

The favorable opinion, dated as of the Closing Date, of Ober, Kaler, Grimes & Shriver, P.C., counsel for the Company and the Bank acceptable to Agent in form and substance satisfactory to counsel for Agent to the effect that:

(i)          The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland, and the Bank has been organized and is validly existing as a Maryland-chartered mutual savings bank, and, following the Closing Time, the Bank has been organized and will be validly existing as a Maryland-chartered commercial bank.

(ii)         Each of the Company and the Bank has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus.

(iii)        Each of the Company and the Bank has the authority to transact its business in the State of Maryland.

(iv)        The authorized capital stock of the Company consists of [ ] shares of Common Stock, par value $.01 per share, and [ ] shares of preferred stock, par value $.01 per share; upon consummation of the Conversion and the Offerings, the authorized, issued and outstanding capital stock of the Company will be within the range set forth in the Prospectus under “Capitalization” and no shares of Common Stock or preferred stock of the Company have been or will be issued and outstanding prior to the Closing Time.

(v)         The Securities have been duly authorized for issuance and sale. The Securities, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan, will be validly issued and fully paid and non-assessable.

(vi)        The issuance of the Securities is not subject to preemptive or other similar rights arising by operation of law or regulation or the articles of incorporation or bylaws of the Company or the Bank.

(vii)       The Bank is a member in good standing of the Federal Home Loan Bank of Atlanta.

(viii)      The Bank is an insured depository institution under the provisions of the Federal Deposit Insurance Act, as amended, and no proceedings for the termination or revocation of the federal deposit insurance of the Bank are pending or, to such counsel’s knowledge, threatened.

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(ix)         The authorized capital stock of the Bank will consist of [ ] shares of common stock, par value $0.01 per share, and [ ] shares of serial preferred stock, par value $0.01 per share. Upon consummation of the Conversion, all of the issued and outstanding capital stock of the Bank will be duly authorized and validly issued and fully paid and non-assessable, and all such capital stock will be owned beneficially and of record by the Company, to such counsel’s actual knowledge, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or restriction. The issuance of such Bank common stock to the Company is exempt from the registration requirements of the Securities Act.

(x)          The Federal Reserve Board and the Commissioner have approved or not objected to the Holding Company Application and the FDIC and the Commissioner have approved the Conversion Application and to such counsel’s actual knowledge, such approvals or non-objections remain in full force and effect and no action is pending or threatened respecting the Holding Company Application or the Conversion Application or the acquisition by the Company of all of the Bank’s issued and outstanding capital stock. The Holding Company Application and the Conversion Application, including the Plan, comply as to form in all material respects with the applicable requirements of the Federal Reserve Board, the Commissioner and the FDIC (it being understood, however, that (i) no opinion need be rendered with respect to the financial statements, financial tables, notes to financial statements, stock valuation information or other financial and statistical data included in, or omitted from, the Holding Company Application or the Conversion Application, (ii) in passing upon the compliance as to form of the Holding Company Application and the Conversion Application, such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, and (iii) no opinion need be rendered with respect to the business plan or the appraisal report), and to such counsel’s actual knowledge include all documents required to be filed as exhibits thereto; and the Company is authorized to become a bank holding company and is authorized to own all of the issued and outstanding capital stock of the Bank to be issued thereto pursuant to the Plan.

(xi)         At the time of its use, the Depositors’ Proxy Statement complied as to form in all material respects with applicable requirements of the regulations of the FDIC and the Commissioner except as waived or otherwise approved by the FDIC or the Commissioner (other than the financial statements, the notes thereto, the financial tables and the other tabular financial and other statistical and appraisal data included therein as to which no opinion need be rendered), and it being understood that in passing upon the compliance as to form of the Depositors’ Proxy Statement, such counsel may assume statements made therein are correct and complete.

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(xii)        The Company and the Bank have full corporate power and authority to enter into and perform their obligations under this Agreement and to consummate the transactions contemplated hereby and by the Plan. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, (A) have been duly authorized by all necessary action on the part of each of the Company and the Bank, (B) will not violate the articles of incorporation or bylaws of the Company or the Bank, and (C) will not result in a breach of or default, or result in the creation of any lien, charge or encumbrance under any agreement filed as an exhibit to the Registration Statement.

(xiii)       The Agreement constitutes the legal, valid and binding agreement of each of the Company and the Bank, enforceable in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited under applicable law, and subject to the qualification that (i) enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws (including the laws of fraudulent conveyance) or judicial decisions affecting the enforceability of creditors’ rights generally or the rights of creditors of savings banks or financial institutions, the accounts of which are insured by the FDIC, and (ii) enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the effect of certain laws and judicial decisions upon the availability of injunctive relief and enforceability of equitable remedies, including the remedies of specific performance and self-help.

(xiv)      The Registration Statement has been declared effective by the Commission under the Securities Act, and such counsel has been advised by the Commission’s staff that no stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, has been issued under the Securities Act and that no proceedings for such purpose have been initiated or, to such counsel’s actual knowledge, threatened by the Commission.

(xv)       No further approval, authorization, consent or other order of any public board or body is required in connection with the execution and delivery of the Agreement, the issuance of the Securities and the consummation of the Conversion except as may be required under the securities or Blue Sky laws of various jurisdictions as to which no opinion need be rendered, and the rules and regulations of FINRA as to which no opinion need be rendered.

(xvi)      At the time the Registration Statement became effective, the Registration Statement complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Regulations; it being understood, however, that (i) no opinion need be rendered with respect to the financial statements, the notes thereto, financial tables, or other tabular, financial, statistical and appraisal data included in, or omitted from, the Registration Statement and (ii) in passing upon the compliance as to form of the Registration Statement, such counsel may assume that the statements made therein are correct and complete, except as otherwise set forth in paragraph (xxi).

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(xvii)     The Common Stock conforms to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Common Stock complies with all applicable statutory and regulatory requirements.

(xviii)    To such counsel’s actual knowledge, there are no legal or governmental proceedings pending or threatened against or affecting the Company or the Bank that are required, individually or in the aggregate, to be disclosed in the Registration Statement and Prospectus, other than those disclosed therein.

(xix)       The information in the Prospectus under “Supervision and Regulation,” “Taxation,” “The Conversion and Offering—Liquidation Rights,” “—Certain Restrictions on Purchase or Transfer of Shares after Conversion,” “—Restrictions on Transfer of Subscription Rights and Shares,” and “—Material Income Tax Consequences,” “Restrictions On Acquisition Of Midstate Bancorp, Inc. and “Description of Capital Stock,” to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is complete and accurate in all material respects.

(xx)        To such counsel’s actual knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement and Prospectus or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto and the descriptions thereof or references thereto are accurate in all material respects, and except as described in the Prospectus, no default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

(xxi)       The Plan has been duly authorized by the Boards of Directors of the Company and the Bank, and based solely on the report of the inspector of election, the Plan has been approved by the requisite vote of the Bank’s depositors.

(xxii)      To such counsel’s actual knowledge, the Company and the Bank have conducted the Conversion in accordance with applicable requirements of the regulations of the FDIC and the Commissioner (except to the extent that the requirement to comply was specifically waived by the FDIC or the Commissioner), the Plan, the letter from the Federal Reserve Board dated [ ] not objecting to the Holding Company Application, the letter from the Commissioner dated [ ] approving the Holding Company Application, the letter from the FDIC dated [ ] approving the Conversion Application and the letter from the Commissioner dated [ ] approving the Conversion Application (which letters, to such counsel’s actual knowledge, are the only such letters received from the Federal Reserve Board and the Commissioner relating to the approval or non-objection of the Holding Company Application and the FDIC and the Commissioner relating to the approval of the Conversion Application), and have satisfied all conditions precedent to the Conversion imposed upon the Company or the Bank by the FDIC or the Commissioner, and no order has been issued by the FDIC or the Commissioner to suspend the Conversion or the Offerings and no action for such purpose has been instituted or threatened by the FDIC or the Commissioner; and to such counsel’s actual knowledge no person has sought to obtain review of the final action of the Federal Reserve Board, the FDIC or the Commissioner in approving the Plan or approving or not objecting to the Holding Company Application, and no person has sought to obtain review of the final action of the FDIC or the Commissioner in approving the Conversion Application.

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(xxiii)     To such counsel’s actual knowledge, neither the Company nor the Bank is currently in violation of their respective articles of incorporation or bylaws, nor, immediately following the Closing Time, will be in violation of their respective articles of incorporation or bylaws.

(xxiv)    The Company is not and, upon completion of the Conversion and the Offerings and the sale of the Common Stock and the application of the net proceeds therefrom, will not be required to be registered as an investment company under the Investment Company Act of 1940.

(xxv)     The Subsidiaries are validly existing as corporations chartered under the laws of Maryland with corporate power and authority to own their properties and conduct their business as described in the Prospectus. All of the issued and outstanding capital stock of the Subsidiaries is owned beneficially and of record by the Bank free and clear of any security interest, mortgage, pledge, lien or encumbrance. The activities of the Subsidiaries as described in the Prospectus are permitted for subsidiaries of Maryland-chartered mutual savings banks and stock commercial banks.

The opinion may be limited to matters governed by the laws of the United States, the State of New York with respect to the opinion as to the enforceability of this Agreement included in paragraph (xiii), the General Corporation Law of the State of Maryland and the laws of the State of Maryland applicable to mutual savings banks and stock commercial banks. In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Bank and public officials. The opinion of such counsel shall be subject to the Legal Opinion Accord of the American Bar Association Section of Business Law (the “Accord”), and the terms “knowledge” and “actual knowledge” in such opinion shall have the same meaning as “Actual Knowledge,” as defined in the Accord.

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